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EX-99.1

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS
OF
PLUME CREEK, INC.

	In lieu of a special meeting of the directors of Plume Creek, Inc. the ("Corporation"), the undersigned, being all of the directors of the Corporation, hereby consent and adopt the following resolutions by written consent pursuant to Section 78.315 of the Nevada General Corporation Law and the actions hereinafter set forth shall be, and hereby are, taken by the directors of the Corporation as of the date hereof:

2-for-1 Stock Split

	WHEREAS, that the Board of Directors of the Corporation determines that it is advisable to split the common stock of the Corporation on a two-for-one basis and, for the purpose of effecting such stock split, to double the number of authorized capital stock;

	NOW THEREFORE BE IT

	RESOLVED, that the Corporation shall effectuate a two for one (2-for-1) stock split of its shares of common stock outstanding, increasing the number of such shares from 2,166,282 to 4,332,564.

	FURTHER RESOLVED, that, for the purpose of effectuating such stock split, the Corporation shall prepare and file with the Nevada Secretary of State, a certificate (the "Certificate") to increase the number of authorized shares of capital stock from 100,000,000 to 200,000,000 shares, in accordance with Section 78.209(1) of the Nevada General Corporation Law.

	FURTHER RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized, empowered, and directed, for and on behalf of the Corporation, to execute the Certificate, substantially in the form attached hereto as Exhibit A, evidencing and effectuating the foregoing increase to the Corporation's authorized capital stock and that, the appropriate officers of the Corporation are, and each hereby is authorized and directed to file such Certificate with the Secretary of State of the State of Nevada and take such other actions as are necessary to effectuate such filing.

Fees and Expenses

	RESOLVED, that the Corporation hereby authorizes the payment of all necessary and reasonable fees and expenses incurred in connection with the above transactions including, without limitation, all fees and expenses of the Corporation's attorneys; and that the appropriate officers of the Corporation are authorized, in the name and on behalf of the Corporation, to make all such payments and all other payments as they, or any of them, shall determine to be necessary and appropriate in connection with the above transactions, such payment to be conclusive evidence of their determination, to the extent any such payments have been made to date, such payments are hereby ratified, approved and confirmed in all respects.

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General Resolutions

	RESOLVED, that the appropriate officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to do any and all acts and things, to execute, deliver and file, or cause to be filed, and all certificates, instruments, documents and papers, to incur and pay all such fees and expenses and to engage such persons as the officer or officers shall deem necessary, appropriate, advisable, convenient or proper to carry out fully the intent and purposes of the foregoing resolutions. The performance of any such act or thing and the execution of any such certificate, instrument, document or paper by such officer or officers pursuant to these resolutions shall be conclusive evidence that the same have been authorized and approved by the Corporation in every respect; and

Appointment of Appropriate Officers

	RESOLVED, that for the purposes of each of the above and foregoing resolutions, the term "appropriate officers of the Corporation" shall include any director, the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, the Vice-President, the Secretary, the Assistant Secretary, the Treasurer and the Assistant Treasurer of the Corporation.

IN WITNESS WHEREOF, the undersigned has duly executed this Unanimous Written Consent as of January 6, 2000.

                                                /s/ Dale F. Miller
						---------------------------
						Dale F. Miller
						President/Director


                                                /s/ David A. Miller
						---------------------------
						David A. Miller
						Secretary/Director


						/s/ Jeanne B. Miller
						---------------------------
						Jeanne B. Miller
	    					Director